GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A, Class C, Institutional, Class IR and Class R Shares of

Goldman Sachs Dynamic Commodity Strategy Fund

Supplement dated June 2, 2015 to the

Prospectus and Summary Prospectus, each dated April 30, 2015

Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules issued thereunder (also known as the “Volcker Rule”) prohibits banking entities, such as The Goldman Sachs Group Inc. (“Goldman”), and its affiliates, including Goldman Sachs Asset Management LP (“GSAM”), from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman and/or its affiliates may own shares of the Goldman Sachs Dynamic Commodity Strategy Fund (the “Fund”). If Goldman or its affiliates own 25% or more of the outstanding shares of the Fund longer than 12 months from the Fund’s launch date (excluding any applicable extensions), the Fund would be subject to these proprietary trading restrictions, which include the ability to purchase and sell securities on a short term basis.

As of the date of this supplement, Goldman and/or its affiliates own more than 25% of the outstanding shares of the Fund, and the Fund has been operational for at least 12 months. In order to avoid the proprietary trading restrictions, Goldman and/or its affiliates may be required to reduce their ownership percentage in the Fund on or before July 21, 2015, unless an extension to the seeding period is granted by the Federal Reserve.

Reducing the seed capital in the Fund may prevent the Fund from pursuing its investment objective, may restrict the Fund’s activities and may prevent the Fund from retaining enough capital to engage in certain investment strategies, which could have a negative impact on the Fund’s performance. In addition, if Goldman or its affiliates reduce their interest in the Fund, the Fund may be subject to transaction costs, losses and adverse tax consequences, among other things. Risks related to Large Shareholder Redemptions are more fully described in the Fund’s Prospectus.

If an extension to the seeding period or other form of relief is not granted by the Federal Reserve, the Board of Trustees of the Fund may approve the termination and liquidation of the Fund.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

DYCOMALLSTK-15